Exhibit 10.4

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

AMENDMENT NO. 2 TO THE DEVELOPMENT AND LICENSE AGREEMENT

This Amendment No. 2 to the Development and License Agreement (this “Amendment #2”) is effective this 24th day of June, 2020 (the “Amendment #2 Effective Date”) by and between Pfenex Inc., a Delaware corporation (“Pfenex”), and Alvogen Malta Operations Ltd., a Maltese corporation (“Alvogen”). Pfenex and Alvogen are sometimes collectively referred to herein as the “Parties” and separately as a “Party.”

WHEREAS, pursuant to that certain Development and License Agreement made as of June 11, 2018 by and between the Parties (the “D&L Agreement”), Pfenex granted to Alvogen an exclusive right to develop, manufacture and Commercialize Product in the Territory (each capitalized term as defined in the D&L Agreement);

WHEREAS, the Parties subsequently amended the D&L Agreement on February 25, 2019 (“First Amendment”), which along with the D&L Agreement shall collectively be referred to as the “Development Agreement”; and

WHEREAS, the Parties now desire to further amend the Development Agreement as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and stipulations set forth herein, the receipt and legal sufficiency of which are hereby mutually acknowledged, the Parties hereby agree as follows:

ARTICLE I DEFINITIONS

Unless otherwise defined in this Amendment #2, initially capitalized terms used herein shall have the meanings given to them in the Development Agreement.

ARTICLE II

AMENDMENTS TO THE DEVELOPMENT AGREEMENT

2.1Competing Product. The definition of “Competing Product” in Article I of the Development Agreement is hereby deleted in its entirety and replaced with the following:

““Competing Product” means, on a country-by-country basis in the Territory, (a) the Reference Product, (b) a therapeutic product other than the Product that contains the active pharmaceutical ingredient of the Reference Product (including the Drug Substance or a modified or derivative version thereof) as its sole active pharmaceutical ingredient or (c) any revised formulation, strength, presentation or delivery method of any product described in (a) or (b), where the Regulatory Materials with respect thereto reference or would be required to reference the Reference Product, in the case of (c), to the extent such product is labeled for use for the same indication as the Reference Product as of the Effective Date. For clarity, Competing Product excludes any

[***] Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

therapeutic product [***] (as shown by course of development or labeling, any a “TP Product”) and in no event will TP Product be deemed a Product provided that the NDA for such TP Product (any, a “TP NDA”) does not reference the NDA for the Product other than a TP NDA may reference Module 2 Sections 2.3a and 2.3s and Module 3 Sections 3.2.s (3.2.S.1- 3.2.S.7) of the NDA, and relevant supportive documents, for the Product to the extent needed to use cell banks, production processes or supporting analytical methods that were conceived, generated or reduced to practice in the course of developing the Product (collectively, the “Manufacturing Info”). Accordingly, at Pfenex’s request, Alvogen shall provide to Pfenex a copy of the Manufacturing Info (including any update thereto) and/or the authorization to reference the same for a TP NDA (or similar regulatory filing inside or outside the Territory).”

2.2	Support Payments. Section 4.2(d) is hereby added to the Development Agreement as follows:

“(d) In support of the Drug Substance tech transfer described in Section 5.2(d), Pfenex shall pay to Alvogen the following milestone payments:

[***]

The above sections 4.2(d)(i)-(iii) notwithstanding, Pfenex’s payments for the relevant time period (from the Amendment #2 Effective Date until September 1, 2020 for Section 4.2(d)(i), between September 2, 2020 and March 1, 2021 for Section 4.2(d)(ii), and between March 2, 2021 and March 1, 2022 for Section 4.2(d)(iii)) shall not exceed [***] of the tech transfer costs actually paid by Alvogen to [***], for such relevant time period. If the payment of any one of 4.2(d)(i)-(iii) exceeds fifty percent (50%) of the [***] for the relevant time period, such payment shall be adjusted down to equal [***] of the actual tech transfer costs incurred by Alvogen as of the payment date, with the remaining sums owed under any one of 4.2(d)(i)-(iii) to be paid once the milestone payment in 4.2(d)(i), 4.2(d)(ii), or 4.2(d)(iii) is equal to or less than [***] of the actual tech transfer costs paid by Alvogen to [***].”

2.3	Drug Substance Tech Transfer. Section 5.2(d) is hereby added to the Development Agreement as follows:

“(d) Alvogen and Pfenex agree to jointly tech transfer the Drug Substance manufacturing to [***], in accordance with the terms of this Agreement. Pfenex, at its own cost and expense, shall provide primary technical, analytical and process support for the tech transfer, with Alvogen providing secondary support as needed at its own cost and expense. Alvogen, at its own cost and expense, shall provide primary project management, quality and regulatory support for the tech transfer, with Pfenex providing secondary support as needed at its own cost and expense.”

[***] Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

2.4	Drug Substance Supply. Section 5.2(e) is hereby added to the Development Agreement as follows:

“(e) Alvogen shall supply Drug Substance to Pfenex [***] to procure the Drug Substance from [***], along with prorated costs for transportation and storage of the Drug Substance without mark-up by Alvogen for as long as Pfenex is directly Commercializing the TP Product. Pfenex shall pay Alvogen for Drug Substance received within thirty (30) days of receiving an invoice for delivery. If Alvogen decides, at its own discretion, to no longer Commercialize Product, or manufacture Drug Substance, then Alvogen shall seek to amend the [***] manufacturing agreement to permit Pfenex to directly order Drug Substance from [***] at a price agreed upon between Pfenex and [***].”

ARTICLE III GENERAL

3.1

No Other Modifications. Except as specifically set forth in this Amendment #2, the terms and conditions of the Development Agreement shall remain in full force and effect. No waiver, alteration or modification of any of the provisions of this Amendment #2 shall be binding unless made in writing and signed by the Parties by their respective officers thereunto duly authorized. The waiver by either Party of a breach or a default of any provision of this Amendment #2 by the other Party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of either Party to exercise or avail itself of any right, power or privilege that it has or may have hereunder operate as a waiver of any right, power or privilege by such Party.

3.2

Miscellaneous. This Amendment #2 may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Amendment #2 once executed by a Party may be delivered via electronic means of transmission and shall have the same force and effect as if it were executed and delivered by the Parties in the presence of one another. This Amendment #2 shall be governed by and construed in accordance with the laws of the State of New York, United States without regard to its conflicts of laws principles.

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[***] Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment #2 to be executed as of the Amendment #2 Effective Date by their duly authorized representatives.

PFENEX INC.

By: /s/ Eef Schimmelpennink Name: Eef Schimmelpennink Title:   CEO

ALVOGEN MALTA OPERATIONS LTD.

By: /s/ Mark Edwards Name: Mark Edwards                 Title:   Sr. Director, U.S. Supply Chain

[***] Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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